                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. N/A )

Filed by the registrant  [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:                 [ ] Confidential, for Use of
   [ ] Preliminary proxy statement             the Commission Only (as
   [X] Definitive proxy statement              permitted by Rule 14a-6(e)(2))
   [ ] Definitive additional materials
   [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

------------------------------------------------------------------------------

                         DECATUR FIRST BANK GROUP, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):

      [X]  No fee required

      [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.
------------------------------------------------------------------------------
      (1)  Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------
      (2)  Aggregate number of securities to which transactions applies:

------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
      (5)  Total fee paid:

------------------------------------------------------------------------------
      [ ]  Fee paid previously with preliminary materials.

------------------------------------------------------------------------------
      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:

------------------------------------------------------------------------------
      (2)  Form, Schedule or Registration Statement no.:

------------------------------------------------------------------------------
      (3)  Filing Party:

------------------------------------------------------------------------------
      (4)  Date Filed:

------------------------------------------------------------------------------

Notes:
#
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                         DECATUR FIRST BANK GROUP, INC.
                               1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000

                                  April 1, 2002

Dear Shareholder:

         You are cordially invited to attend our annual meeting of shareholders, which will be held in the Swanton Amphitheatre at the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030, on Thursday, May 2, 2002, at 8:30 a.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

         The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2002, as well as our plans for the future.

         A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

         Please take this opportunity to become involved in the affairs of the Company. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.

                                          Sincerely,

                                          /s/ Judy B. Turner

                                          Judy B. Turner
                                          President and Chief Executive Officer

                         DECATUR FIRST BANK GROUP, INC.
                               1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 2002

         The annual meeting of shareholders of Decatur First Bank Group, Inc. (the "Company") will be held on Thursday, May 2, 2002, at 8:30 a.m. in the Swanton Amphitheatre of the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030 for the following purposes:

         (1) To elect four persons to serve as Class I Directors of the Board of Directors; and

         (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

         The Board of Directors has set the close of business on March 26, 2002, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

         We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

         If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

                                     By Order of the Board of Directors,


                                     /s/ Judy B. Turner

                                     Judy B. Turner
                                     President and Chief Executive Officer

April 1, 2002

                         DECATUR FIRST BANK GROUP, INC.
                               1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000

           ----------------------------------------------------------

                     PROXY STATEMENT FOR 2002 ANNUAL MEETING

           ----------------------------------------------------------


                                  INTRODUCTION

Time and Place of the Meeting

         Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Thursday, May 2, 2002, in the Swanton Amphitheatre of the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030 and at any adjournments of the meeting.

Record Date and Mailing Date

         The close of business on March 26, 2002 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about April 1, 2002.

Number of Shares Outstanding

         As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $5.00 par value authorized, of which 943,960 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.

                          VOTING AT THE ANNUAL MEETING

Proposal to Be Considered

         Shareholders will be asked to elect four persons to serve as Class I Directors for a three-year term. The nominees for Class I Directors as well as the continuing Directors are described beginning on page 3. The Board of Directors recommends a vote for approval of this proposal.

Procedures for Voting by Proxy

         If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the Director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the Board of Directors.

         You can revoke your proxy at any time before it is voted by delivering to Judy B. Turner, President and Chief Executive Officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

         A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a Director, however, will be counted for purposes of determining whether a particular Director nominee receives sufficient votes to be elected. To be elected, a Director nominee must receive more votes than any other nominee for the same seat on the Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time, we do not know of any competing nominees.

         Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

         Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

        Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

                             SOLICITATION OF PROXIES

         The Company will pay the cost of proxy solicitation. Our Directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

       The Board of Directors consists of 13 members and is divided into three classes, which are as nearly equal in number as possible. The Directors in each class serve for staggered terms of three years each. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of their successors. The Board of Directors recommends that the shareholders elect the nominees identified below as Director nominees to serve as Class I Directors for a three-year term expiring in 2005. The following table sets forth for each nominee and each continuing Director: (a) his or her name, (b) his or her age at December 31, 2001, (c) how long he or she has been a Director of the Company, (d) his or her position(s) with the Company, other than as a Director, and (e) his or her principal occupation and business experience for the past five years.

Class I Director Nominees
(Term Expiring 2005)


                                                       Position with the Company
Name (Age)                         Director Since      and Business Experience
----------                         --------------      -------------------------

John L. Adams, Jr. (47)                  1996          Real Estate Broker; President and Managing
                                                       Broker, Clairmont Place Realty, Inc.

Mary Bobbie Bailey (73)                  1996          Business Owner; President, Entertainment
                                                       Resource Services, Inc.; President, Bailey
                                                       Design Company

Lynn Pasqualetti (46)                    1996          Accountant; President and Co-Owner, HLM
                                                       Accounting & Tax, Inc.

Kirby A. Thompson (47)                   1997          Vice President, Legislative Affairs, Equifax
                                                       (since April 2001); Business Owner, KAT
                                                       Consulting (from 1996 to 2001)


Class II Continuing Directors
(Term Expiring 2003)

                                                       Position with the Company
Name (Age)                         Director Since      and Business Experience
----------                         --------------      -------------------------

Merriell Autrey, Jr. (76)                1996          Chairman of the Board of the Company;
                                                       Retired Banker

John Walter Drake (57)                   1997          Attorney; McCurdy & Candler LLC

William F. Floyd (55)                    1996          Construction; President, Southern Champion
                                                       Construction, Inc.

Robert E. Lanier (62)                    1996          Secretary of the Company; Real Estate
                                                       Development; President, REL Properties, Inc.

Roger K. Quillen (48)                    1996          Attorney; Chairman, Fisher & Phillips LLP


Class III Continuing Directors
(Term Expiring 2004)

                                                       Position with the Company
Name (Age)                         Director Since      and Business Experience
----------                         --------------      -------------------------

James A. Baskett (54)                  1996            Business Owner; Prolific
                                                       Impressions, Inc., a publishing company

Carol G. Nickola (50)                  1996            Health Care Consultant; Chief Nursing
                                                       Officer of Atlanta Medical Center,
                                                       TenatHealth

James T. Smith, III (61)               1998            Business Owner; Three S Company and Rutland
                                                       Contracting Company, grading and utility
                                                       contractors

Judy B. Turner (55)                    1996            President and Chief Executive Officer of the
                                                       Company


Meetings and Committees of the Board

       During the year ended December 31, 2001, the Board of Directors of the Company held five meetings and the Board of Directors of the Bank held twelve meetings. All of the Directors of the Bank are the same as those of the Company. All incumbent Directors attended at least 75% of the total number of meetings of the Company's Board of Directors and committees of the Board on which they serve, except Roger K. Quillen, who missed two meetings of the Board of Directors.

         The Board of Directors has established an Audit and Compliance Committee, which recommends to the Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements, evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and plan, and determines that all audits and exams required by law are performed fully, properly, and in a timely fashion. The Audit and Compliance Committee is also responsible for overseeing compliance with the Community Reinvestment Act. The board of directors has not adopted a written charter for the audit committee. The Audit and Compliance Committee members are Kirby A. Thompson (chairperson), James A. Baskett, Carol G. Nickola, and Lynn Pasqualetti. Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers' listing standards. During the fiscal year ended December 31, 2001, the Audit and Compliance Committee held four meetings.

         The Board of Directors has established a Personnel Committee, which is responsible for establishing targets and awards under the Management Compensation Plan, reviewing salary ranges and fringe benefits, and reviewing and approving remuneration of the President and Chief Executive Officer. The Personnel Committee members are Mary Bobbie Bailey (chairperson), Merriell Autrey, Jr., James T. Smith, III, Kirby A. Thompson, and Judy B. Turner. During the fiscal year ended December 31, 2001, the Personnel Committee held one meeting.

         The Board of Directors has also established a Stock Option Committee, which is responsible for administering the Company's 1998 Stock Incentive Plan, including granting awards of stock-based compensation pursuant to the plan. The members of the Stock Option Committee are John Walter Drake (chairperson), Carol Nickola, and Roger K. Quillen. During the year ended December 31, 2001, the Stock Option Committee held no meetings.

     The full Board of Directors of the Company nominates individuals to serve as Directors. The Board of Directors will consider shareholders' nominations of individuals to serve as Directors if the shareholder furnishes in writing to the Chairman of the Board of the Company information concerning the nominees, including the person's name and a description of his or her qualifications. The Board of Directors has established a Nominating Committee, which is responsible for nominating individuals to serve as officers of the Company and to serve on the Executive Committee of the Company. The members of the Nominating Committee are William F. Floyd (chairperson), James A. Baskett, John Walter Drake, and Robert E. Lanier. During the fiscal year ended December 31, 2001, the Nominating Committee held one meeting.

                             Audit Committee Report

     The audit committee reports as follows with respect to the audit of the Company's 2001 audited consolidated financial statements.

       o The audit committee has reviewed and discussed the Company's 2001 audited consolidated financial statements with the Company's management;

       o The audit committee has discussed with the independent auditors Porter, Keadle, Moore, LLP the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

       o The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

       o Based on review and discussions of the Company's 2001 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the Board of Directors that the Company's 2001 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

           March 19, 2002    Audit Committee:   Kirby A. Thompson (Chairperson)
                                                James A. Baskett
                                                Carol G. Nickola
                                                Lynn Pasqualetti



                               EXECUTIVE OFFICERS

     Judy B. Turner is the only executive officer of the Company. Ms. Turner has served as the President and Chief Executive Officer of the Company and Bank since 1996. Prior to becoming President and Chief Executive Officer, Ms. Turner served as Regional Sales Manager of Bank South.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years 2001, 2000 and 1999 of our Chief Executive Officer. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 2001.


                                                                                               Long-Term
                                           Annual Compensation                            Compensation Awards

                        ----------------------------------------------------------  ---------------------------------
                                                                                     Number of
                                                                   Other Annual     Securities        All Other
                          Compensation       Salary     Bonus      Compensation     Underlying     Compensation(1)
Name and Position             Year             ($)       ($)           ($)            Options            ($)
----------------------- ----------------- ----------- ---------- ----------------- -------------- -------------------

Judy B. Turner                2001           138,150     31,320           0                    0          965
President and Chief           2000           114,977     24,794           0                    0          965
Executive Officer             1999           103,996      5,791           0                    0          965


----------------
(1) This amount represents premiums paid on a term life insurance policy for the benefit of Ms. Turner.

Option Grants in Fiscal Year 2001

     The Company granted no stock options during fiscal year 2001. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal 2001.

Fiscal Year-End Option Values

     The following table presents information regarding the value of Ms. Turner's unexercised options held at December 31, 2001.

                                                                                        Value of Unexercised
                                                        Number of Unexercised               In-the-Money
                         Shares                               Options at                     Options at
                        Acquired         Value             Fiscal Year End                Fiscal Year End
                       On Exercise      Realized                 (#)                            ($)
Name                        (#)            ($)        Exercisable/Unexercisable      Exercisable/Unexercisable
----                  ------------      --------      -------------------------      -------------------------

Judy B. Turner              0              0              37,662 / 9,415(1)             $131,817 / $32,953(2)

-------------------
(1) Ms. Turner was granted an option to purchase 47,077 shares of the Company's common stock on March 17, 1998. The option is exercisable in 20% annual increments (approximately 9,415 shares per year) beginning June 30, 1998 at an exercise price of $10.00 per share.

(2) Because no public market exists for our common stock, we calculated the in-the-money value of unexercised options at fiscal year end based on the per share sales price of our common stock as of the date closest to December 31, 2001 as possible. Based on information known to us, this sale occurred on November 28, 2001 at a sales price of $13.50 per share.

Employment Agreement

     On June 1, 2001, the Company and the Bank entered into an employment agreement with Ms. Turner regarding Ms. Turner's employment as the Company's President and Chief Executive Officer. The initial term of the agreement is three years. The three-year term automatically renews each day after the effective date so that the term remains a three-year term until any party notifies the other parties that the automatic renewals should discontinue. After notice is provided, the term will expire on the third anniversary of the date on which the notice is provided.

     The agreement provides for a base salary, which is set by the Board of Directors annually, and for an annual cash bonus equal to a percentage of the Company's consolidated pre-tax net income. The percentage for the bonus is determined each year by the Board of Directors, provided that the percentage for 2002 and 2003 may not be less than 3% of the Company's audited pre-tax net income. The agreement also provides that Ms. Turner may participate in any other bonus, incentive or other executive compensation programs as are made available to senior management of the Company. Additionally, the agreement provides that Ms. Turner is entitled to the use of an automobile, reimbursement of club fees and dues, four weeks annual vacation, term life insurance coverage with a death benefit of $500,000 payable to a beneficiary designated by Ms. Turner and participation in group employee benefit plans.

     Information regarding the annual salary, bonus and other compensation paid to Ms. Turner 2001 pursuant to the agreement dated June 1, 2001 and a prior employment agreement with Ms. Turner is set forth in the Summary Compensation Table above.

     The agreement states that in the event the Company terminates Ms. Turner's employment other than for "cause" (as defined in the Employment Agreement) or due to Ms. Turner's disability or Ms. Turner terminates her employment for "cause," Ms. Turner is entitled to receive a monthly severance payment for twelve months following termination equal to her monthly base salary in effect as of the effective date of termination plus one-twelfth of the annual bonus paid to Ms. Turner during the preceding calendar year. If Ms. Turner terminates her employment with the Company within six months following a change in control, she is entitled to receive a severance payment in an amount equal to three times her then current annual salary plus the annual bonus amount paid to Ms. Turner in the previous calendar year. In addition to the severance benefits described above, for twelve months following termination Ms. Turner is also entitled to receive reimbursement for premiums paid for COBRA continuation health insurance, her existing individual life insurance policy, and her existing individual long-term disability insurance policy.

     Pursuant to the terms of the agreement, during the term of the agreement and for twelve months following the termination of the agreement, Ms. Turner agrees not to compete with the Company or solicit any of its customers or employees. The agreements not to compete and not to solicit customers or employees only apply if (1) the Company terminates Ms. Turner for "cause," or
(2) Ms. Turner terminates employment for any reason other than due to a "change in control" (as defined in the Employment Agreement).

Director Compensation

     Currently, the Directors of the Company and the Bank are not separately compensated for their services as Directors. The Company and the Bank may begin compensating the Directors for their services as Directors during 2002 because, as of December 31, 2001, the Company and the Bank have recovered their start-up losses incurred and have become cumulatively profitable.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of the record date by (a) each Director of the Company and (b) all executive officers and Directors as a group. As of the record date, the Company did not have any non-Director shareholders who beneficially owned more than 5% of the shares of the Company's outstanding Common Stock. The information shown below is based upon information furnished to the Company by the named persons. Additionally, the address of each person is 1120 Commerce Drive, Decatur, Georgia 30030.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date. Unless otherwise indicated under "Nature of Beneficial Ownership," each person is the record owner of and has sole voting and investment power with respect to his or her shares.


                       Number      Percent
Name                  of Shares    of Class      Nature of Beneficial Ownership
------------------    ---------    --------      ----------------------------------------------------

(a)  Directors:

John L. Adams, Jr.      10,100       1.1         Consists of (a) 10,000 shares held in a Roth IRA for
                                                 the benefit of Mr. Adams and (b) 100 shares owned by
                                                 Mr. Adams' spouse as to which voting and investment
                                                 power is shared.

Merriell Autrey         13,231       1.4         Consists of (a) 731 shares held by Mr. Autrey, and
                                                 (b) 12,500 held by Mr. Autrey as trustee for J&M
                                                 Autrey Family Living Trust as to which voting and
                                                 investment power is shared with his spouse.

Mary Bobbie Bailey      84,061       8.9         Consists of (a) 58,061 shares held by Ms. Bailey, (b)
                                                 5,000 shares owned by Bailey Design Company, Inc.,
                                                 (c) 20,000 shares owned by Entertainment Resource
                                                 Services, Inc., and (d) 1,000 shares owned by First
                                                 American Wholesale, Inc.

James A. Baskett        15,000       1.6         Consists of 15,000 shares held by Mr. Baskett as
                                                 trustee for Prolific Impressions, Inc. Profit Sharing
                                                 Plan.

John Walter Drake        8,600       0.9         Consists of  (a) 7,200 shares held by Mr. Drake, (b)
                                                 1,200 shares owned by Mr. Drake's spouse as to which
                                                 voting and investment power is shared, and (c) 200
                                                 shares held by Mr. Drake as trustee for Louise C.
                                                 McCurdy Testamentary Trust.

William F. Floyd        15,000       1.6         Consists of (a) 10,800 shares held by Mr. Floyd, and
                                                 (b) 4,200 shares held in an IRA for the benefit
                                                 of Sydney Floyd to which voting and investment
                                                 power is shared.


                           Number      Percent
Name                      of Shares    of Class      Nature of Beneficial Ownership
------------------        ---------    --------      ----------------------------------------------------

Robert E. Lanier            34,540       3.7         Consists of (a) 12,100 shares held by Mr. Lanier,
                                                     (b) 11,440 shares owned jointly with Mr. Lanier's
                                                     spouse as to which voting and investment power is
                                                     shared,  (c) 3,000 shares held by an IRA for the
                                                     benefit of Mr. Lanier, (d) 7,000 held by Mr. Lanier
                                                     as trustee for REL Properties, Inc. Profit Sharing
                                                     and Retirement Plan, and (e) 1,000 shares held in an
                                                     IRA for the benefit of Mr. Lanier's spouse as to
                                                     which voting and investment power is shared.

Carol G. Nickola            20,000       2.1         Consists of 20,000 shares owned by DeKalb Anesthesia
                                                     Associates Profit Sharing Plan for the benefit of Ms.
                                                     Nickola's spouse as to which voting and investment
                                                     power is shared.

Lynn Pasqualetti            10,300       1.1         Consists of (a) 100 shares held by Ms. Pasqualetti,
                                                     (b) 2,160 shares held by an IRA for the benefit of
                                                     Ms. Pasqualetti, (c) 200 shares held by Ms.
                                                     Pasqualetti as custodian for Daniel Bevins as to
                                                     which voting and investment powers is shared,
                                                     (d) 1,810 shares owned by Laura Bevins as to which
                                                     voting and investment power is shared, and (e) 6,030
                                                     shares owned jointly with Laura Bevins as to which
                                                     voting and investment power is shared.

Roger K. Quillen            10,010       1.1         Consists of (a) 10,000 shares held by a Profit
                                                     Sharing Plan for the benefit of Roger K. Quillen, and
                                                     (b) 10 shares owned by Mr. Quillen's spouse as to
                                                     which voting and investment power is shared.

James T. Smith, III         51,000       5.4         Consists of 51,000 shares owned by Three S Company.

Kirby A. Thompson           10,500       1.1         Consists of (a) 100 shares held by Mr. Thompson,
                                                     (b) 10,000 shares held by an IRA for the benefit of
                                                     Mr. Thompson, (c) 100 shares held by Mr. Thompson's
                                                     spouse as to which voting and investment power is
                                                     shared, and (d) 300 shares held by Mr. Thompson's
                                                     children as to which voting and investment power is
                                                     shared.

Judy B. Turner*             57,662       5.9         Consists of  (a) 20,000 shares held by an IRA for the
                                                     benefit of Ms. Turner, and (b) 37,662 shares subject
                                                     to immediately exercisable options.



(b) All Directors and      _______    ______
    Executive Officers,    340,004      34.6
    as a Group


-------------------------
*  Ms. Turner is the only executive officer of the Company.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, Directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to their beneficial ownership of the Company's securities. Based on the Company's review of the Section 16 Reports furnished to the Company by its Reporting Persons, all of our Directors and executive officers complied with all Section 16(a) reporting requirements, except for Ms. Bailey and Mr. Smith, who each filed one late report covering a purchase of our common stock, and Mr. Floyd, who filed a late report covering a purchase and a late report covering a sale of our common stock.

                           RELATED PARTY TRANSACTIONS

     The Company and the Bank have banking and other business transactions in the ordinary course of business with Directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which our Directors and officers have a controlling interest, on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, such transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected the accounting firm of Porter Keadle Moore, LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 2002. The firm of Porter Keadle Moore, LLP has served as the Company's independent accountants since 1996. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

Audit Fees

     In connection with services rendered related to the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2001 were approximately $34,244. This figure is based on an estimate provided by our accountant, Porter Keadle Moore, LLP, and includes fees for services that were billed to the Company in fiscal year 2002 in connection with the 2001 fiscal year audit.

Financial Information Systems Design and Implementation Fees

     The Company did not retain its principal accountant to perform financial information systems design or implementation services in fiscal year 2001.

Other Fees

     During fiscal year 2001, the Company was billed $5,490 by its principal accountant for services not described above. These "other fees" were for tax compliance services.

     The audit committee has considered the provision of non-audit services by our principal accountant and has determined that the provision of these services was consistent with maintaining the independence of the Company's principal accountant.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of shareholders must be received by the Company no later than December 1, 2002, to be included in the 2003 proxy materials. A shareholder must notify the Company before February 1, 2003 if the shareholder has a proposal to present at the 2003 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive notice prior to February 1, 2003, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such proposal.

                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of Directors, or matters incidental to the election of Directors, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders. If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

April 1, 2002

                         DECATUR FIRST BANK GROUP, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON THURSDAY, MAY 2, 2002

     The undersigned hereby appoints Judy B. Turner or Merriell Autrey, Jr. or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Decatur First Bank Group, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held in the Swanton Amphitheatre of the Holiday Inn at 130 Clairemont Avenue, Decatur, Georgia 30030 and at any adjournments of the Annual Meeting, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

         PROPOSAL:    To elect John L. Adams, Jr., Mary Bobbie Bailey,
Lynn Pasqualetti, and Kirby A. Thompson as Class I members of the Board of Directors, as described in the Proxy Statement.

         [ ]  FOR all nominees listed above    [ ] WITHHOLD authority to vote
              (except as indicated below)          for all nominees listed above

INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, and write the nominee's name in this space


-----------------------------------------------------------------------------


          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
         DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE
            CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

           DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       -------------------------------------
                                       Signature(s) of Shareholder(s)

[LABEL]                                -------------------------------------
                                       Name(s) of Shareholders(s)

                                       Date:                            , 2002
                                            ----------------------------
                                            (Be sure to date your Proxy)

     Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

     I WILL _________________ WILL NOT ___________ ATTEND THE ANNUAL
SHAREHOLDERS MEETING.

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
                     ---------------------------------------

                         DECATUR FIRST BANK GROUP, INC.
                                     BALLOT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                              THURSDAY, MAY 2, 2002

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL

PROPOSAL: To elect John L. Adams, Jr., Mary Bobbie Bailey, Lynn Pasqualetti, and Kirby A. Thompson as Class I members of the Board of Directors, as described in the Proxy Statement.

    [ ]  FOR all nominees listed above      [ ] WITHHOLD authority to vote
         (except as indicated below)            for all nominees listed above.

INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, and write the nominee's name in this space

-----------------------------------------------------------------------------.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        -------------------------------------
                                        Signature(s) of Shareholder(s)


                                        -------------------------------------
                                        Name(s) of Shareholders(s)


                                        Date:                          , 2002
                                             --------------------------